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                                                                    EXHIBIT 99.4




                      SHARED COLLATERAL SECURITY AGREEMENT


                              Dated August 20, 2001

                                      From

                         The Grantor referred to herein

                                   as Grantor

                                       to

                            WILMINGTON TRUST COMPANY

                              as Corporate Trustee

                                       and

                                DAVID A. VANASKEY

                              as Individual Trustee



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                                TABLE OF CONTENTS


SECTION                                                                     PAGE

Section 1.   Grant of Security................................................2

Section 2.   Security for Obligations.........................................7

Section 3.   Grantor Remains Liable...........................................7

Section 4.   Delivery and Control of Security Collateral......................7

Section 5.   Maintaining the Grantor Shared Collateral Account................9

Section 6.   Investing of Amounts in the Grantor Shared Collateral Account....9

Section 7.   Release of Amounts...............................................9

Section 8.   Representations and Warranties...................................9

Section 9.   Further Assurances..............................................14

Section 10.   As to Equipment and Inventory..................................14

Section 11.   Insurance......................................................15

Section 12.   Place of Perfection; Records; Collection of Receivables........16

Section 13.   As to Intellectual Property Collateral.........................17

Section 14.   Voting Rights; Dividends; Etc..................................19

Section 15.   As to the Assigned Agreements..................................20

Section 16.   Payments Under the Assigned Agreements.........................20

Section 17.   Transfers and Other Liens; Additional Shares...................21

Section 18.   Collateral Trustees May Perform................................21

Section 19.   Remedies.......................................................21

Section 20.   Indemnity and Expenses.........................................24

Section 21.   Amendments; Waivers; Etc.......................................24

Section 22.   Notices; Etc...................................................24

Section 23.   Continuing Security Interest; Assignments of Secured
              Indebtedness...................................................25

Section 24.   Release; Termination...........................................25

Section 25.   Security Interest Absolute.....................................25


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                                       ii

Section 26.   Execution in Counterparts......................................26

Section 27.   Governing Law..................................................26

Schedules


Schedule I       -    Pledged Shares and Pledged Debt

Schedule II      -    Assigned Agreements

Schedule III     -    Locations of Equipment and Inventory

Schedule IV      -    Chief Executive Office and Federal Tax Identification
                      Number

Schedule V       -    Patents, Trademarks and Trade Names, Copyrights and
                      Licenses


Exhibits


Exhibit A        -    Form of Consent and Agreement

Exhibit B        -    Form of Intellectual Property Security Agreement

Exhibit C        -    Form of Intellectual Property Security Agreement
                      Supplement


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                      SHARED COLLATERAL SECURITY AGREEMENT


            SHARED COLLATERAL SECURITY AGREEMENT dated August 20, 2001 made by PACIFICARE HEALTH PLAN ADMINISTRATORS, INC., an Indiana corporation (the "GRANTOR"), to WILMINGTON TRUST COMPANY, a Delaware banking corporation, as corporate trustee not in its individual capacity but solely as corporate trustee (together with any successor corporate trustee appointed pursuant to Article VII of the Collateral Trust Agreement (as hereinafter defined), the "CORPORATE TRUSTEE") , and DAVID A. VANASKEY, an individual residing in the State of Delaware not in his individual capacity but solely as individual trustee (together with any successor individual trustee appointed pursuant to Article VII of the Collateral Trust Agreement, the "INDIVIDUAL TRUSTEE"; and, together with the Corporate Trustee, the "COLLATERAL TRUSTEES"), as trustees under the Collateral Trust Agreement dated August 20, 2001 (as such agreement may be amended, supplemented or otherwise modified hereafter from time to time, the "COLLATERAL TRUST AGREEMENT") among the Grantor and the Collateral Trustees.

            PRELIMINARY STATEMENTS.

            (1) PacifiCare Health Systems, Inc., a Delaware corporation (the "BORROWER") has entered into an Amended and Restated Credit Agreement dated as of August 20, 2001 (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"; terms defined therein and not otherwise defined herein shall have the meanings specified therein) with the banks and other financial institutions party thereto (the "LENDERS"), Banc of America Securities LLC ("BANC OF AMERICA SECURITIES"), as co-lead arranger, and Bank of America, N.A., as Administrative Agent (together with any successor administrative agent appointed pursuant to Article VII of the Credit Agreement, the "ADMINISTRATIVE AGENT") for the Lenders thereunder. It is a condition precedent to the effectiveness of the Credit Agreement that the Grantor shall have granted to the Collateral Trustees the pledge and assignment of, and the lien and security interest in, certain property and assets of the Grantor pursuant to the Shared Collateral Documents.

            (2) The Grantor has issued 7% Senior Notes due 2003 (as amended, supplemented or otherwise modified and in effect on the date hereof and as the same may hereafter be further amended, modified, extended, renewed, replaced, restated or supplemented from time to time pursuant to the terms thereof, the "7% NOTES") pursuant to that certain Indenture dated as of September 22, 1993 (as amended, supplemented or otherwise modified and in effect on the date hereof and as the same may be further amended, modified, extended, renewed, replaced, restated or supplemented from time to time pursuant to the terms thereof, the "7% NOTES INDENTURE", together with the 7% Notes, the "EXISTING INDEBTEDNESS AGREEMENTS").

            (3) Pursuant to the 7% Notes Indenture, the Grantor has agreed not to incur, and not to permit certain of its Subsidiaries to incur, certain Liens (as therein defined) upon any of its property or assets to secure certain Indebtedness (as therein defined) without making effective provision whereby the obligations under the Existing Indebtedness Agreements shall be secured equally and ratably with the Indebtedness secured by such Liens for so long as such Indebtedness shall be so secured.


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                                       2


            (4) The Collateral Trustees have agreed, pursuant to the terms of the Collateral Trust Agreement, to accept the pledge and assignment, and the grant of a security interest, under this Agreement as security for the Secured Obligations.

            (5) It is a condition precedent to the making of Advances by the Lenders under the Credit Agreement that the Grantor shall have granted the assignment and security interest and made the pledge and assignment contemplated by this Agreement.

            (6) Capitalized terms not otherwise defined in this Agreement have the same meanings as specified in the Collateral Trust Agreement. Further, unless otherwise defined in this Agreement or in the Collateral Trust Agreement, terms defined in Article 8 or Revised Article 9 of the Uniform Commercial Code in effect in the State of New York ("N.Y. UNIFORM COMMERCIAL CODE") and/or in the Federal Book Entry Regulations (as defined below) are used in this Agreement as such terms are defined in such Article 8 or 9 and/or the Federal Book Entry Regulations. "UCC" means the Uniform Commercial Code as in effect, from time to time, in the state of New York, provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority. The term "FEDERAL BOOK ENTRY REGULATIONS" means (a) the federal regulations contained in Subpart B ("TREASURY/RESERVE AUTOMATED DEBT ENTRY SYSTEM (TRADES)") governing book-entry securities consisting of U.S. Treasury bonds, notes and bills and Subpart D ("ADDITIONAL PROVISIONS") of 31 C.F.R. Part 357, 31 C.F.R. Section 357.2, Section 357.10 through Section 357.14 and Section 357.41 through Section 357.44 and (b) to the extent substantially identical to the federal regulations referred to in clause (a) above (as in effect from time to time), the federal regulations governing other book-entry securities.

            NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Advances and issue Letters of Credit under the Credit Agreement from time to time, the Grantor hereby agrees with the Collateral Trustees for their benefit and in trust for the ratable benefit of the Representatives and the Secured Holders as follows:

            Section 1. Grant of Security. The Grantor hereby assigns and pledges to the Collateral Trustees for their benefit and in trust for the equitable and ratable benefit of the Representatives and the Secured Holders, and hereby grants to the Collateral Trustees for their benefit and in trust for the equitable and ratable benefit of the Representatives and the Secured Holders a lien on and security interest in, the Grantor's right, title and interest in and to the following, in each case, as to each type of property described below, whether now owned or hereafter acquired by the Grantor, wherever located, and whether now or hereafter existing or arising (collectively, the "COLLATERAL"):

            (a) all equipment in all of its forms, all fixtures and all parts thereof and all accessions thereto (any and all such equipment, fixtures, parts and accessions being the "EQUIPMENT");


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                                       3


            (b) all inventory in all of its forms (including, but not limited to raw materials and work in process therefor, finished goods thereof and materials used or consumed in the manufacture, production, preparation or shipping thereof, goods in which the Grantor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which the Grantor has an interest or right as consignee) and goods that are returned to or repossessed or stopped in transit by the Grantor), and all accessions thereto and products thereof and documents therefor (any and all such inventory, accessions, products and documents being the "INVENTORY");

            (c) all accounts, chattel paper, instruments, deposit accounts, general intangibles and other obligations of any kind, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services and whether or not earned by performance, and all rights now or hereafter existing in and to all security agreements, leases and other contracts securing or otherwise relating to any such accounts, chattel paper, instruments, deposit accounts, general intangibles or obligations (any and all such accounts, chattel paper, instruments, deposit accounts, general intangibles and obligations, to the extent not referred to in clause (d), (e) or (f) below, being the "RECEIVABLES", and any and all such security agreements, leases and other contracts being the "RELATED CONTRACTS");

            (d) the following (the "SECURITY COLLATERAL"):

                  (i) the shares of stock set forth opposite the Grantor's name on and as otherwise described in Part I of Schedule I hereto and issued by the corporations named therein (the "INITIAL PLEDGED SHARES") and the certificates, if any, representing the Initial Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Shares;

                  (ii) the indebtedness set forth opposite the Grantor's name on and as otherwise described in Part II of Schedule I hereto and issued by the obligors named therein (the "INITIAL PLEDGED DEBT") and the instruments, if any, evidencing the Initial Pledged Debt, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Debt;

                  (iii) all additional shares of stock from time to time
            acquired by the Grantor in any manner (other than any shares held by the Grantor in any HMO Subsidiary or Insurance Subsidiary for which approval for the pledge of such shares has not been granted as set forth in Section 5.01(i) of the Credit Agreement) (such shares, together with the Initial Pledged Shares, being the "PLEDGED SHARES"), and the certificates, if any, representing such additional shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;


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                                       4



                  (iv) all additional indebtedness from time to time owed to the
            Grantor (such indebtedness, together with the Initial Pledged Debt, being the "PLEDGED DEBT") and the instruments, if any, evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness; and

                  (v) all other investment property (including, without
            limitation, all (A) securities, whether certificated or uncertificated, (B) security entitlements, (C) securities accounts,
            (D) commodity contracts and (E) commodity accounts) in which the Grantor has now, or acquires from time to time hereafter, any right, title or interest in any manner, and the certificates or instruments, if any, representing or evidencing such investment property, and all dividends, interest, distributions, value, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such investment property;

            (e) each of the agreements listed on Schedule II hereto, and each Hedge Agreement to which the Grantor is now or may hereafter become a party, in each case as such agreements may be amended, amended and restated, supplemented or otherwise modified from time to time (collectively, the "ASSIGNED AGREEMENTS"), including, without limitation,
     (i) all rights of the Grantor to receive moneys due and to become due under or pursuant to the Assigned Agreements, (ii) all rights of the Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (iii) claims of the Grantor for damages arising out of or for breach of or default under the Assigned Agreements and (iv) the right of the Grantor to terminate the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder (all such Collateral being the "AGREEMENT COLLATERAL");

            (f) the following (collectively, the "ACCOUNT COLLATERAL"):

                  (i) the non-interest bearing cash collateral account entitled
            "No. 55859-0" (the "GRANTOR SHARED COLLATERAL ACCOUNT") that has been established with the Corporate Trustee at its offices at its corporate trust department in the State of Delaware and is, and shall at all times remain, under the sole dominion and control of the Corporate Trustee, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing the Grantor Shared Collateral Account;

                  (ii) all deposit accounts of the Grantor from time to time, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing such deposit accounts;

                  (iii) all notes, certificates of deposit, checks and other instruments from time to time delivered to or otherwise possessed by the Collateral Trustees for or on behalf of the Grantor, including, without limitation, those delivered or


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                                       5


            possessed in substitution for or in addition to any or all of the then existing Account Collateral; and

                  (iv) all interest, dividends, cash, instruments and other
            property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral;

            (g) the following (collectively, the "INTELLECTUAL PROPERTY COLLATERAL"):

                  (i) all United States, international and foreign patents,
            patent applications and statutory invention registrations, including, without limitation, the patents and patent applications set forth in Schedule V hereto (as such Schedule V may be supplemented from time to time by supplements to this Agreement, each such supplement being in substantially the form of Exhibit C hereto (an "IP SECURITY AGREEMENT SUPPLEMENT"), executed and delivered by the Grantor to the Collateral Trustees from time to time), together with all reissues, divisions, continuations, continuations-in-part, extensions and reexaminations thereof, all inventions therein, all rights therein provided by international treaties or conventions and all improvements thereto, and all other rights of any kind whatsoever of the Grantor accruing thereunder or pertaining thereto (the "PATENTS");

                  (ii) all trademarks (including, without limitation, service marks), certification marks, collective marks, trade dress, logos, domain names, product configurations, trade names, business names, corporate names and other source identifiers, whether or not registered, whether currently in use or not, including, without limitation, all common law rights and registrations and applications for registration thereof, including, without limitation, the trademark registrations and trademark applications set forth in
            Schedule V hereto (as such Schedule V may be supplemented from time to time by IP Security Agreement Supplements executed and delivered by the Grantor to the Collateral Trustees from time to time), and all other marks registered in the U.S. Patent and Trademark Office or in any office or agency of any State or Territory of the United States or any foreign country (but excluding any United States intent-to-use trademark application prior to the filing and acceptance of a Statement of Use or an Amendment to allege use in connection therewith to the extent that a valid security interest may not be taken in such an intent-to-use trademark application under applicable law), and all rights therein provided by international treaties or conventions, all reissues, extensions and renewals of any of the foregoing, together in each case with the goodwill of the business connected therewith and symbolized thereby, and all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of the Grantor accruing thereunder or pertaining thereto (the "TRADEMARKS");

                  (iii) all copyrights, copyright applications, copyright
            registrations and like protections in each work of authorship, whether statutory or common law, whether published or unpublished, any renewals or extensions thereof, all copyrights of works based on, incorporated in, derived from, or relating to works covered by such copyrights, including, without limitation, the copyright registrations and copyright applications set forth in Schedule V hereto (as such Schedule V may be supplemented from time to time by IP Security Agreement Supplements executed and delivered by the Grantor to the Collateral Trustees from time to time), together with all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of the Grantor accruing thereunder or pertaining thereto (the "COPYRIGHTS");

                  (iv) all confidential and proprietary information, including, without limitation, know-how, trade secrets, manufacturing and production processes and techniques, inventions, research and development information, technical data, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information (the "TRADE SECRETS");

                  (v) all computer software programs and databases (including, without limitation, source code, object code and all related applications and data files), firmware, and documentation and materials relating thereto, and all rights with respect to the foregoing, together with any and all options, warranties, service contracts, program services, test rights, maintenance rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing (the "COMPUTER SOFTWARE");

                  (vi) all license agreements, permits, authorizations and
            franchises, whether with respect to the Patents, Trademarks, Copyrights, Trade Secrets or Computer Software, or with respect to the patents, trademarks, copyrights, trade secrets, computer software or other proprietary right of any other Person, including, without limitation, the material license agreements set forth in
            Schedule V hereto (as such Schedule V may be supplemented from time to time by IP Security Agreement Supplements executed and delivered by the Grantor to the Collateral Trustees from time to time), and all income, royalties and other payments now or hereafter due and/or payable with respect thereto, subject, in each case, to the terms of such license agreements, permits, authorizations and franchises, (the "LICENSES"); and

                  (vii) any and all claims for damages for past, present and future infringement, misappropriation or breach with respect to the Patents, Trademarks, Copyrights, Trade Secrets, Computer Software or Licenses, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages;

            (h) all proceeds of, collateral for and supporting obligations relating to, any and all of the Collateral (including, without limitation, proceeds, collateral and supporting obligations that constitute property of the types described in clauses (a) through (g) of this Section 1 and this clause (h)) and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Collateral Trustees are the loss payee


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            thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and (ii) cash.

Notwithstanding the foregoing provisions of this Section 1, the grant of a security interest as provided herein shall not extend to, and the term "Collateral" shall not include, as to the Grantor: (1) any accounts, contracts, licenses or other general intangibles of the Grantor, or any permits, instruments, or chattel paper of the Grantor, if and to the extent such account, contract, license, general intangible, permit, instrument or chattel paper contains restrictions on assignments and the creation of Liens (as defined in the Credit Agreement), or under which such an assignment or Lien would cause a default to occur under such account, contract, license, general intangible, permit, instrument or chattel paper (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-407 or 9-408 of Revised
Article 9 of the New York Uniform Commercial Code); provided that immediately upon the ineffectiveness, lapse or termination of any such provision, the Collateral shall include, and the Grantor shall be deemed to have granted a security interest in, all such right, title and interests as if such provision had never been in effect; (2) any intent to use application at the U.S. Patent and Trademark Office with respect to intellectual property to the extent an assignment for security purposes would void the same ; (3) more than 66% of the outstanding voting stock of any CFC (as defined in the Credit Agreement); and
(4) any governmental permit or franchise that prohibits Liens on or collateral assignments of such permit or franchise.

            Section 2. Security for Obligations. This Agreement secures the payment of all of the Secured Obligations of the Grantor, as such term is defined in the Collateral Trust Agreement.

            Section 3. Grantor Remains Liable. Anything herein to the contrary notwithstanding, (a) the Grantor shall remain liable under the contracts and agreements included in the Grantor's Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Collateral Trustees of any of the rights hereunder shall not release the Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) none of the Collateral Trustees, any Representative or any Secured Holder shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or any of the other Shared Collateral Documents, nor shall any of the Collateral Trustees, any Representative or any Secured Holder be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder or thereunder.

            Section 4. Delivery and Control of Security Collateral. (a) All certificates or instruments representing or evidencing Security Collateral shall be delivered to and held by or on behalf of the Collateral Trustees pursuant to this Agreement and the other Shared Collateral Documents and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Trustees. The Collateral Trustees shall have the right, upon the occurrence and during the continuance of an Actionable Default, to transfer to or to register in the name of the Collateral Trustees or any of their nominees any or all of the Security Collateral, subject only to the revocable rights specified in Section 14(a) hereof; provided, however, that the


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                                       8


exercise of any such rights by the Collateral Trustees with respect to Pledged Shares or Pledged Debt issued by any HMO Subsidiary or Insurance Subsidiary shall be subject to obtaining the prior written approval of the applicable HMO Regulator or Insurance Regulator where such approval is required for the Collateral Trustees to exercise such rights under the applicable Governmental Rules. In addition, the Collateral Trustees shall have the right at any time to exchange certificates or instruments representing or evidencing Security Collateral for certificates or instruments of smaller or larger denominations.

            (b) With respect to any Security Collateral in which the Grantor has any right, title or interest and that constitutes an uncertificated security, the Grantor will cause the issuer thereof either (i) to register the Collateral Trustees as the registered owner, for the purpose of security, of such security or (ii) to agree in an authenticated record with the Grantor and the Collateral Trustees that such issuer will comply with instructions with respect to such security originated by the Collateral Trustees without further consent of the Grantor, such authenticated record to be in form and substance reasonably satisfactory to the Collateral Trustees.

            (c) With respect to any Security Collateral in which the Grantor has any right, title or interest and that constitutes a security entitlement, the Grantor will cause the securities intermediary with respect to such security entitlement either (i) to identify in its records the Collateral Trustees as the entitlement holder of such security entitlement against such securities intermediary or (ii) to agree in an authenticated record with the Grantor and the Collateral Trustees that such securities intermediary will comply with entitlement orders (that is, notifications communicated to such securities intermediary directing transfer or redemption of the financial asset to which the Grantor has a security entitlement) originated by the Collateral Trustees without further consent of the Grantor, such authenticated record to be in form and substance reasonably satisfactory to the Collateral Trustees (such agreement being a "SECURITIES ACCOUNT CONTROL AGREEMENT").

            (d) With respect to any Security Collateral in which the Grantor has any right, title or interest and that constitutes a commodity contract, the Grantor shall cause the commodity intermediary with respect to such commodity contract to agree in an authenticated record with the Grantor and the Collateral Trustees that such commodity intermediary will apply any value distributed on account of such commodity contract as directed by the Collateral Trustees without further consent of the Grantor, such authenticated record to be in form and substance reasonably satisfactory to the Collateral Trustees (such agreement being a "COMMODITY ACCOUNT CONTROL AGREEMENT", and all such authenticated records, together with all Securities Account Control Agreements being, collectively, "CONTROL AGREEMENTS").

            (e) The Grantor will not change or add any securities intermediary or commodity intermediary that maintains any securities account or commodity account in which any of the Collateral is credited or carried, or change or add any such securities account or commodity account, in each case without first complying with the above provisions of this Section 4 in order to perfect the security interest granted hereunder in such Collateral.

The Collateral Trustees shall not provide any directions to, or deliver any instructions or entitlement orders to any issuer, securities intermediary or commodity intermediary pursuant to this Section 4 unless an Actionable Default has occurred and is continuing. Furthermore, the

Collateral Trustees shall promptly rescind such direction, instruction or entitlement order and notify such parties at any time when no Actionable Default has occurred and is continuing.

            Section 5. Maintaining the Grantor Shared Collateral Account. So long as any Advance or any other Obligation (as defined in the Credit Agreement) of any Loan Party (as defined in the Credit Agreement) under any Loan Document (as defined in the Credit Agreement) shall remain unpaid, any Letter of Credit (as defined in the Credit Agreement) shall be outstanding, any Lender shall have any commitment under the Credit Agreement or any 7% Notes shall be outstanding:

            (a) The Grantor will maintain the Grantor Shared Collateral Account with the Corporate Trustee at its offices at its corporate trust department in the State of Delaware in accordance with the terms of this Agreement.

            (b) It shall be a term and condition of the Grantor Shared Collateral Account, notwithstanding any term or condition to the contrary in any other agreement relating to the Grantor Shared Collateral Account, and except as otherwise provided by the provisions of Sections 7 and 19, that no amount (including interest on Cash Equivalents credited thereto) will be paid or released to or for the account of, or withdrawn by or for the account of, the Grantor or any other Person from the Grantor Shared Collateral Account.

            Section 6. Investing of Amounts in the Grantor Shared Collateral Account. The Corporate Trustee will, subject to the provisions of Sections 7 and 19, from time to time (a) invest amounts received with respect to the Grantor Shared Collateral Account in such Cash Equivalents credited to the Grantor Shared Collateral Account, as the Grantor may select and the Corporate Trustee may approve and (b) invest interest paid on the Cash Equivalents referred to in clause (a) above, and reinvest other proceeds of any such Cash Equivalents that may mature or be sold, in each case in such Cash Equivalents credited to the Grantor Shared Collateral Account, as the Grantor may select and the Corporate Trustee may approve. Interest and proceeds that are not invested or reinvested in Cash Equivalents as provided above shall be deposited and held in the Grantor Shared Collateral Account. In addition, the Corporate Trustee shall have the right at any time to exchange such Cash Equivalents for similar Cash Equivalents of smaller or larger denominations, or for other Cash Equivalents, credited to the Grantor Shared Collateral Account.

            Section 7. Release of Amounts. So long as no Actionable Default shall have occurred and be continuing, the Corporate Trustee will from time to time pay and release to the Grantor or at its order or, at the request of the Grantor, to the Administrative Agent to be applied to the Obligations of the Grantor under the Loan Documents, such amount, if any, as is then on deposit in the Grantor Shared Collateral Account, to the extent permitted to be released under the terms of the Credit Agreement and the other Secured Agreements.

            Section 8. Representations and Warranties. The Grantor represents and warrants as follows:

            (a) The Grantor's exact legal name, as defined in Section 9-503(a) of the UCC, is correctly set forth on the signature pages of this Agreement. The Grantor is an organization of the type specified on the signature pages of this Agreement and is organized under the laws of the jurisdiction specified on the signature pages of this Agreement.

            (b) All of the Equipment and Inventory (other than Equipment and Inventory constituting mobile goods and Equipment and Inventory in transit in the ordinary course of business) of the Grantor are located at the places specified therefor in Schedule III hereto, as such Schedule III may be amended from time to time pursuant to Section 10(a). The chief executive office of the Grantor and the original copies of each Assigned Agreement and Related Contract to which the Grantor is a party and all originals of all chattel paper that evidence Receivables of the Grantor, are located at the address specified therefor in Schedule IV hereto, as such Schedule IV may be amended from time to time pursuant to Section 12(a). The Grantor is located (within the meaning of Section 9-307 of the UCC) in the state or jurisdiction set forth in Schedule IV hereto. The Grantor's federal tax identification number is set forth opposite the Grantor's name in Schedule IV hereto. All Security Collateral consisting of certificated securities and instruments have been delivered to the Collateral Trustees. Original copies of each Assigned Agreement and all originals of all chattel paper that evidence Receivables have been delivered to the Collateral Trustees, in each case to the extent that delivery thereof to the Collateral Trustees is required under Section 4. None of the Receivables or Agreement Collateral is evidenced by a promissory note or other instrument that has not been delivered to the Collateral Trustees.

            (c) The Grantor is the legal and beneficial owner of the Collateral of the Grantor free and clear of any Lien, claim, option or right of others, except for the security interest created under this Agreement or permitted under the Credit Agreement. No effective financing statement or other instrument similar in effect covering all or any part of such Collateral or listing the Grantor or any trade name of the Grantor as debtor is on file in any recording office, except such as may have been filed in favor of the Collateral Trustees relating to the Loan Documents or as otherwise permitted under the Credit Agreement. The Grantor has the trade names listed on Schedule V hereto.

            (d) The Grantor has exclusive possession and control of the Equipment and Inventory other than Inventory or Equipment stored at any leased premises or warehouse (which leased premises or warehouse is so indicated by an asterisk on Schedule III hereto, as such Schedule III may be amended from time to time pursuant to Section 10(a)).

            (e) The Pledged Shares pledged by the Grantor hereunder have been duly authorized and validly issued and are fully paid and non-assessable. The Pledged Debt issued by the Grantor and pledged by the Grantor hereunder, and, to the best of the Grantor's knowledge, any Pledged Debt issued by a third party and pledged hereunder, has been duly authorized, authenticated or issued and delivered, is the legal, valid and binding obligation of the issuers thereof, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law is evidenced by one or more promissory notes (which notes have been delivered to the Collateral Trustees) and is not in default.

            (f) The Initial Pledged Shares constitute the percentage of the issued and outstanding shares of stock of the issuers thereof indicated on
     Schedule I hereto as of the date hereof. The Initial Pledged Debt constitutes all of the outstanding indebtedness owed to the Grantor by the issuers thereof and is outstanding, as of the date hereof, in the principal amount indicated on Schedule I hereto as of the date hereof.

            (g) All of the investment property owned by the Grantor as of the date hereof is listed on Schedule I hereto.

            (h) The Assigned Agreements to which the Grantor is a party, true and complete copies of which have been furnished to the Collateral Trustees, have been duly authorized, executed and delivered by all parties thereto, have not been amended, amended and restated, supplemented or otherwise modified, are in full force and effect and are binding upon and enforceable against the Grantor, and to the Grantor's knowledge all parties thereto in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. There exists no default under any Assigned Agreement to which the Grantor is a party by any party thereto. Other than the Grantor, each party to the Assigned Agreements listed on Schedule II hereto which requires such parties' consent for assignment and to which the Grantor is a party has executed and delivered to the Grantor a consent, in substantially the form of Exhibit A hereto or otherwise in form and substance satisfactory to the Collateral Trustees, to the assignment of the Agreement Collateral to the Collateral Trustees pursuant to this Agreement.

            (i) All filings and other actions necessary other than the delivery of the original title certificates to motor vehicles or reasonably desirable to perfect and protect the security interest in the Collateral of the Grantor created under this Agreement have been or are concurrently herewith being duly made or taken and are in full force and effect, and this Agreement creates in favor of the Collateral Trustees for the benefit of the Collateral Trustees a valid and, together with such filings and other actions, perfected first priority security interest in the Collateral of the Grantor, securing the payment of the Secured Obligations.

            (j) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the grant by the Grantor of the assignment, pledge and security interest granted hereunder or for the execution, delivery or performance of this Agreement and the other Shared Collateral Documents by the Grantor, except for the pledge of any stock held in any HMO Subsidiary or Insurance Subsidiary pledged pursuant to
     Section 5.01(i) of the Credit Agreement, for which approval has been obtained, (ii) the perfection or maintenance of the assignment, pledge and security interest created hereunder and under the other Shared Collateral Documents (including the first priority nature of such assignment, pledge or security interest), except for the filing of financing and continuation statements under the Uniform Commercial Code, which financing statements upon due filing will be in full force and effect, the recordation of the Intellectual Property Security Agreements referred to in Section 13(f) with the U.S. Patent and Trademark Office and the U.S. Copyright Office, and the actions described in Section 4 with respect to the Security Collateral, and the delivery of the original title certificates to motor vehicles or (iii) for the exercise by the Collateral Trustees of their voting or other rights provided for in this Agreement and the other Shared Collateral Documents or the remedies in respect of the Collateral pursuant to this Agreement and the other Shared Collateral Documents, except as may be required in connection with the disposition of any portion of the Security Collateral by laws affecting the offering and sale of securities generally and except as may be required in connection with the exercise of any foreclosure, voting, assignment or other rights or remedies in respect of the stock of any HMO Subsidiary or Insurance Subsidiary, including, but not limited to, obtaining the written approval of the applicable HMO Regulator or Insurance Regulator prior to the exercise by the Collateral Trustees of their foreclosure, voting, assignment or other rights with respect to any Pledged Shares or Pledged Debt issued by any HMO Subsidiary or Insurance Subsidiary or any Assigned Agreement to which any HMO Subsidiary or Insurance Subsidiary is a party.

            (k) The Inventory that has been produced or distributed by the Grantor has been produced in compliance with all material requirements of applicable law, including, without limitation, the Fair Labor Standards Act.

            (l) As to itself and its Intellectual Property Collateral:

                  (i) To the best of the Grantor's knowledge, the rights of the
            Grantor in or to the Intellectual Property Collateral do not conflict with, misappropriate or infringe upon the intellectual property rights of any third party, and no written claim has been asserted that the use of such Intellectual Property Collateral does or may infringe upon the intellectual property rights of any third party.

                  (ii) The Grantor is the exclusive owner or non-exclusive
            licensee of the entire and unencumbered right, title and interest in and to the Intellectual Property Collateral and is entitled to use all such Intellectual Property Collateral without limitation, subject only to the license terms of the Licenses.

                  (iii) The Intellectual Property Collateral set forth on
            Schedule V hereto includes all of the patents, patent registrations, patent applications, trademark registrations and applications, copyright registrations and applications and Licenses owned by the Grantor.

                  (iv) The Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable in whole or part, and to the best of the Grantor's knowledge, is valid and enforceable. The Grantor is not aware of any uses of any item of Intellectual Property Collateral that would reasonably be expected to lead to such item becoming invalid or unenforceable.

                  (v) The Grantor has made or performed all filings, recordings and other acts and has paid all required fees and taxes to maintain and protect its interest in each and every item of Intellectual Property Collateral in full force and effect, and to protect and maintain its interest therein including, without limitation, recordations of any of its interests in the Patents and Trademarks with the U.S. Patent and Trademark Office, except with respect to any items of Intellectual Property Collateral which the Grantor, in the reasonable exercise of its business judgment, deems not be material to the ongoing business of the Grantor. The Grantor has used proper statutory notice in connection with its use of each patent, trademark and copyright of the Intellectual Property Collateral.

                  (vi) No action, suit, investigation, litigation or proceeding has been asserted or is pending or threatened against the Grantor
            (i) based upon or challenging or seeking to deny or restrict the use of any of the Intellectual Property Collateral, or (ii) alleging that any services provided by, processes used by, or products manufactured or sold by, the Grantor infringe upon or misappropriate any material item of patent, trademark, copyright or any other proprietary right of any third party. To the best of the Grantor's knowledge, no Person is engaging in any activity that infringes upon or misappropriates the Intellectual Property Collateral or upon the rights of the Grantor therein. Except as set forth on Schedule V hereto, the Grantor has not granted any license, release, covenant not to sue, non-assertion assurance, or other right to any Person with respect to any material part of the Intellectual Property Collateral. The consummation of the transactions contemplated by the Transaction Documents will not result in the termination or material impairment of any material item of the Intellectual Property Collateral.

                  (vii) With respect to each License material to the business of the Grantor: (A) such License is valid and binding and in full force and effect against the Grantor and, to the best of the Grantor's knowledge, each other Person party thereto and represents the entire agreement between the respective licensor and licensee with respect to the subject matter of such License; (B) such License will not cease to be valid and binding and in full force and effect on terms identical to those currently in effect as a result of the rights and interest granted herein, nor will the grant of such rights and interest constitute a breach or default under such License or otherwise give the licensor or licensee a right to terminate such License; (C) the Grantor has not received any notice of termination or cancellation under such License; (D) the Grantor has not received any notice of a breach or default under such License, which breach or default has not been cured; (E) the Grantor has not granted to any other third party any rights, adverse or otherwise, under such License, other than pursuant to a License set forth in Schedule V hereto; and (F) neither the Grantor nor to the best of the Grantor's knowledge, any other party to such License is in breach or default of such License in any material respect, and no event has occurred that, with notice or lapse of time or both, would constitute such a breach or default or permit termination, modification or acceleration under such License.

            Section 9. Further Assurances. (a) The Grantor agrees that from time to time, at the expense of the Grantor, the Grantor will promptly execute and deliver, or otherwise authenticate all further instruments and documents, and take all further action, that may be necessary or reasonably desirable, or that the Collateral Trustees may request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted by the Grantor hereunder or to enable the Collateral Trustees to exercise and enforce their rights and remedies hereunder and under the other Shared Collateral Documents with respect to any Collateral of the Grantor. Without limiting the generality of the foregoing, the Grantor will promptly with respect to Collateral of the Grantor: (i) at the reasonable request of the Collateral Trustees, mark conspicuously each chattel paper included in Receivables, each Assigned Agreement and each of its records pertaining to such Collateral with a legend, in form and substance reasonably satisfactory to the Collateral Trustees, indicating that such chattel paper, Assigned Agreement or Collateral is subject to the security interest granted hereby; provided, however, that no such legend shall be required if such Collateral is delivered to the Collateral Trustees pursuant to clause (ii) below; (ii) if any such Collateral shall be evidenced by a promissory note or other instrument or chattel paper, deliver and pledge to the Collateral Trustees hereunder such note or instrument or chattel paper duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Collateral Trustees; (iii) execute or authenticate and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or reasonably desirable, or as the Collateral Trustees may reasonably request, in order to perfect and preserve the security interest granted or purported to be granted by the Grantor hereunder; (iv) deliver and pledge to the Collateral Trustees for the ratable benefit of the Representatives and the Secured Holders certificates representing Security Collateral that constitutes certificated securities, accompanied by undated stock or bond powers executed in blank; and (v) deliver to the Collateral Trustees evidence that all other action that the Collateral Trustees may deem reasonably necessary or reasonably desirable in order to perfect and protect the security interest created by the Grantor under this Agreement and the other Shared Collateral Documents has been taken.

            (b) The Grantor hereby authorizes the Collateral Trustees to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral of the Grantor without the signature of the Grantor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

            (c) The Grantor will furnish to the Collateral Trustees from time to time statements and schedules further identifying and describing the Collateral of the Grantor and such other reports in connection with such Collateral as the Collateral Trustees may reasonably request, all in reasonable detail.

            Section 10. As to Equipment and Inventory. (a) The Grantor will keep the Equipment and Inventory of the Grantor (other than Inventory sold in the ordinary course of business, Equipment and Inventory constituting mobile goods or Equipment and Inventory in transit in the ordinary course of the Grantor's business) at the places therefor specified in Section 8(a) or, upon 30 days' prior written notice to the Collateral Trustees, at such other places in a jurisdiction where all action required by Section 9 shall have been taken with respect to such

Equipment and Inventory (and, upon the taking of such action in such jurisdiction, Schedule III hereto shall be automatically amended to include such other places).

            (b) The Grantor will cause the Equipment of the Grantor to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with any manufacturer's manual, and will forthwith, or in the case of any loss or damage to any of such Equipment as soon as practicable after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith that are necessary or reasonably desirable to such end.

            (c) The Grantor will pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including, without limitation, claims for labor, materials and supplies) against, the Equipment and Inventory of the Grantor, except to the extent payment thereof is not required by Section 5.01(b) of the Credit Agreement. In producing its Inventory, the Grantor will comply with all requirements of applicable law, including, without limitation, the Fair Labor Standards Act, except where any such noncompliance would not be reasonably likely to result in a Material Adverse Effect.

            Section 11. Insurance. (a) The Grantor will, at its own expense, maintain insurance with respect to the Equipment and Inventory of the Grantor in such amounts, against such risks, in such form and with such insurers, as is customary with companies of a similar size and line of business and shall otherwise be reasonably satisfactory to the Collateral Trustees. Each policy of the Grantor for general liability insurance shall provide for the Collateral Trustees as additional insured, and each policy for property damage insurance shall provide for all losses (except for losses of less than $1,000,000 per occurrence) to be paid directly to the Collateral Trustees. Each such policy shall in addition (i) name the Grantor and the Collateral Trustees as insured parties thereunder (without any representation or warranty by or obligation upon the Collateral Trustees) as their interests may appear, (ii) contain the agreement by the insurer that any loss thereunder shall be payable to the Collateral Trustees, (iii) provide that there shall be no recourse against the Collateral Trustees for payment of premiums or other amounts with respect thereto and (iv) provide that at least 10 days' prior written notice of cancellation or of lapse shall be given to the Collateral Trustees by the insurer. The Grantor will, if so requested by the Collateral Trustees, deliver to the Collateral Trustees original or duplicate policies or certificates of such insurance provided by the insurance companies and, as often as the Collateral Trustees may reasonably request, a report of a reputable insurance broker with respect to such insurance. Further, the Grantor will, at the request of the Collateral Trustees, duly execute and deliver instruments of assignment of such insurance policies to comply with the requirements of Section 9 and use reasonable efforts to cause the insurers to acknowledge notice of such assignment.

            (b) Reimbursement under any liability insurance maintained by the Grantor pursuant to this Section 11 may be paid directly to the Person who shall have incurred liability covered by such insurance. In case of any loss involving damage to Equipment or Inventory when subsection (c) of this Section 11 is not applicable, the Grantor will make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance properly received by or released to the Grantor shall be used by the Grantor, except as otherwise required hereunder or by the Credit Agreement, to pay or as reimbursement for the costs of such repairs or replacements.

            (c) So long as no Actionable Default shall have occurred and be continuing, all insurance payments received by the Collateral Trustees in connection with any loss, damage or destruction of any Inventory or Equipment will be released by the Collateral Trustees to the Grantor for the repair, replacement or restoration thereof, subject to such terms and conditions with respect to the release thereof as the Collateral Trustees may reasonably require. To the extent that (i) the amount of any such insurance payments exceeds the cost of any such repair, replacement or restoration, or (ii) such insurance payments are not otherwise required by the Grantor to complete any such repair, replacement or restoration required hereunder, the Collateral Trustees will not be required to release the amount thereof to the Grantor and may hold or continue to hold such amount as additional security for the Secured Obligations of the Grantor (except that the Collateral Trustees will release to the Grantor any such amount if and to the extent that any prepayment of Obligations is required under the Credit Agreement in connection with the receipt of such amount and such prepayment has been made). Upon the occurrence and during the continuance of any Actionable Default or the actual or constructive total loss (in excess of $1,000,000 per occurrence) of any Equipment or Inventory, all insurance payments in respect of such Equipment or Inventory shall be paid to the Collateral Trustees and shall, in the Collateral Trustees' sole discretion, (i) be released to the Grantor to be applied as set forth in the first sentence of this subsection (c) or (ii) be held as additional Collateral hereunder or applied as specified in the Collateral Trust Agreement.

            Section 12. Place of Perfection; Records; Collection of Receivables.
(a) The Grantor will not change its name, type of legal entity, federal tax identification number, organizational identification number or location from those set forth in Section 8(a) and (b) of this Agreement without first giving at least 30 days advance written notice to the Collateral Trustees and taking all action required by the Collateral Trustees for the purpose of perfecting or protecting the liens granted by this Agreement. Each Grantor will also keep the originals of the Assigned Agreements, and Related Contracts to which the Grantor is a party and all originals of all chattel paper that evidence Receivables of the Grantor, at the location therefor specified in Section 8(a) or, upon 30 days' prior written notice to the Collateral Trustees, at such other location in a jurisdiction where all actions required by Section 9 shall have been taken with respect to the Collateral of the Grantor (and, upon the taking of such action in such jurisdiction, Schedule IV hereto shall be automatically amended to include such other location). The Grantor will hold and preserve its records relating to the Collateral, the Assigned Agreements, the Related Contracts and chattel paper and will permit representatives of the Collateral Trustees at any time during normal business hours and with reasonable prior notice to inspect and make abstracts from such records and other documents.

            (b) Except as otherwise provided in this subsection (b), the Grantor will continue to collect, at its own expense, all amounts due or to become due to the Grantor under the Receivables and the Related Contracts. In connection with such collections, the Grantor may take (and, at the Collateral Trustees' direction, will take) such action as the Grantor or the Collateral Trustees may deem reasonably necessary or advisable to enforce collection of the Receivables and the Related Contracts; provided, however, that the Collateral Trustees shall have the right at any time, upon the occurrence and during the continuance of an Actionable Default and upon written notice to the Grantor of its intention to do so, to notify the obligors (each individually, an "OBLIGOR" and collectively, the "OBLIGORS") under any Receivables or Related Contracts of the assignment of such Receivables or Related Contracts to the Collateral Trustees and to direct such Obligors to make payment of all amounts due or to become due to the Grantor thereunder directly to the Collateral Trustees and, upon such notification and at the expense of the Grantor, to enforce collection of any such Receivables or Related Contracts, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Grantor might have done. After receipt by the Grantor of the notice from the Collateral Trustees referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including instruments) received by the Grantor in respect of the Receivables and the Related Contracts of the Grantor shall be received in trust for the benefit of the Collateral Trustees hereunder, shall be segregated from other funds of the Grantor and shall be forthwith paid over to the Collateral Trustees in the same form as so received (with any necessary indorsement) to be held as cash collateral and shall be either (A) released to the Grantor so long as no Actionable Default shall have occurred and be continuing or (B) if any Actionable Default shall have occurred and be continuing, applied as provided in the Collateral Trust Agreement and (ii) the Grantor will not adjust, settle or compromise the amount or payment of any Receivable, release wholly or partly any Obligor thereof, or allow any credit or discount thereon. The Grantor will not permit or consent to the subordination of its right to payment under any of the Receivables or the Related Contracts to any other indebtedness or obligations of the Obligor thereof.

            Section 13. As to Intellectual Property Collateral. (a) With respect to each item of its Intellectual Property Collateral (except with respect to any items of Intellectual Property Collateral which the Grantor, in its reasonable business judgment, deems not to be material to the ongoing business of the Grantor), the Grantor agrees to take, at its expense, all necessary steps, including, without limitation, in the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authority, to (i) maintain the validity and enforceability of each such item of Intellectual Property Collateral and maintain each such item of Intellectual Property Collateral in full force and effect, and (ii) pursue the registration and maintenance of each patent, trademark, or copyright registration or application, now or hereafter included in the Intellectual Property Collateral of the Grantor, including, without limitation, the payment of required fees and taxes, the filing of responses to office actions issued by the U.S. Patent and Trademark Office, the U.S. Copyright Office or other governmental authorities, the filing of applications for renewal or extension, the filing of affidavits under Sections 8 and 15 of the U.S. Trademark Act, the filing of divisional, continuation, continuation-in-part, reissue and renewal applications or extensions, the payment of maintenance fees and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings. The Grantor shall not, without the written consent of the Collateral Trustees, discontinue use of or otherwise abandon any Intellectual Property Collateral, or abandon any right to file an application for letters patent, trademark, or copyright, unless the Grantor shall have previously determined that such use or the pursuit or maintenance of such Intellectual Property Collateral is no longer desirable in the conduct of the Grantor's business and that the loss thereof would not be reasonably likely to have a Material Adverse Effect, in which case, the Grantor will give prompt notice of any such abandonment to the Collateral Trustees.

            (b) Except as provided in this Section regarding the discontinuation of use or abandonment of any Intellectual Property Collateral, the Grantor agrees promptly to notify the

Collateral Trustees if the Grantor learns (i) that any item of the Intellectual Property Collateral may have become abandoned, placed in the public domain, invalid or unenforceable, or of any adverse determination or development regarding the Grantor's ownership of any of the Intellectual Property Collateral or its right to register the same or to keep and maintain and enforce the same, or (ii) of any adverse determination or the institution of any proceeding (including, without limitation, the institution of any proceeding in the U.S. Patent and Trademark Office or any court) regarding any item of the Intellectual Property Collateral.

            (c) In the event that the Grantor becomes aware that any item of the Intellectual Property Collateral material to the business of the Grantor is being infringed or misappropriated by a third party, the Grantor shall promptly notify the Collateral Trustees and shall take such actions, at its expense, as the Grantor or the Collateral Trustees deem reasonable and appropriate under the circumstances to protect such Intellectual Property Collateral, including, without limitation, suing for infringement or misappropriation and for an injunction against such infringement or misappropriation.

            (d) The Grantor shall use proper statutory notice in connection with its use of each item of its Intellectual Property Collateral. Except with respect of any item of Intellectual Property Collateral, which the Grantor, in the reasonable exercise of its business judgment, deems not to be material to the ongoing business of the Grantor, the Grantor shall not do or permit any act or knowingly omit to do any act whereby any of its Intellectual Property Collateral may lapse or become invalid or unenforceable or placed in the public domain.

            (e) Except with respect of any item of Intellectual Property Collateral, which the Grantor, in the reasonable exercise of its business judgment, deems not to be material to the ongoing business of the Grantor, the Grantor shall take all steps which it or the Collateral Trustees deem reasonable and appropriate under the circumstances to preserve and protect each item of its Intellectual Property Collateral, including, without limitation, maintaining the quality of any and all products or services used or provided in connection with any of the Trademarks, consistent with the quality of the products and services as of the date hereof, and taking all steps necessary to ensure that all licensed users of any of the Trademarks use such consistent standards of quality.

            (f) With respect to its Intellectual Property Collateral, the Grantor agrees to execute an agreement, in substantially the form set forth in Exhibit B hereto (an "INTELLECTUAL PROPERTY SECURITY AGREEMENT"), for recording the security interest granted hereunder to the Collateral Trustees in such Intellectual Property Collateral with the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authorities necessary to perfect the security interest hereunder in such Intellectual Property Collateral.

            (g) The Grantor agrees that, should it obtain an ownership interest in any item of the type set forth in Section 1(g) which is not on the date hereof a part of the Intellectual Property Collateral (the "AFTER-ACQUIRED INTELLECTUAL PROPERTY"), (i) the provisions of Section 1 shall automatically apply thereto, (ii) any such After-Acquired Intellectual Property and, in the case of trademarks, the goodwill of the business connected therewith or symbolized thereby, shall automatically become part of the Intellectual Property Collateral subject to the terms and conditions of this Agreement with respect thereto, (iii) the Grantor shall give prompt written notice thereof to the Collateral Trustees in accordance herewith and (iv) the Grantor shall execute and deliver to the Collateral Trustees an IP Security Agreement Supplement covering such After-Acquired Intellectual Property as "Additional Collateral" thereunder and as defined therein, and shall record such IP Security Agreement Supplement with the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authorities necessary to perfect the security interest hereunder in such After-Acquired Intellectual Property.

            Section 14. Voting Rights; Dividends; Etc. (a) So long as no Actionable Default shall have occurred and be continuing:

            (i) The Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral of the Grantor or any part thereof for any purpose; provided however, that the Grantor will not exercise or refrain from exercising any such right if such action would have a material adverse effect on the value of the Security Collateral or any part thereof.

            (ii) The Grantor shall be entitled to receive and retain any and all dividends, interest and other distributions paid in respect of the Security Collateral of the Grantor if and to the extent that the payment thereof is not otherwise prohibited by the terms of the Secured Documents or any of the Shared Collateral Documents; provided, however, that any and all

                  (A) dividends, interest and other distributions paid or
            payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Security Collateral,

                  (B) dividends and other distributions paid or payable in cash in respect of any Security Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus and

                  (C) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Security Collateral in each case, received after the date of the Initial Extension of Credit (as defined in the Credit Agreement), shall be, and shall be forthwith delivered to the Collateral Trustees to hold as, Security Collateral and shall, if received by the Grantor, be received in trust for the benefit of the Collateral Trustees, be segregated from the other property or funds of the Grantor and be forthwith delivered to the Collateral Trustees as Security Collateral in the same form as so received (with any necessary indorsement).

            (iii) The Collateral Trustees will execute and deliver (or cause to be executed and delivered) to the Grantor all such proxies and other instruments as the Grantor may reasonably request for the purpose of enabling the Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to paragraph (ii) above.

            (b) Upon the occurrence and during the continuance of an Actionable
Default:

            (i) All rights of the Grantor (x) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 14(a)(i) shall, upon notice to the Grantor by the Collateral Trustees, cease and (y) to receive the dividends, interest and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 14(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the Collateral Trustees, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends, interest and other distributions, subject to obtaining the written approval of the applicable HMO Regulator or Insurance Regulator prior to the exercise by the Collateral Trustees of their foreclosure, voting, assignment or other rights with respect to any Pledged Shares issued by any HMO Subsidiary or Insurance Subsidiary where such approval is required for the Collateral Trustees to exercise such rights under the applicable Governmental Rules.

            (ii) All dividends, interest and other distributions that are received by the Grantor contrary to the provisions of paragraph (i) of this
     Section 14(b) shall be received in trust for the benefit of the Collateral Trustees, shall be segregated from other funds of the Grantor and shall be forthwith paid over to the Collateral Trustees as Security Collateral in the same form as so received (with any necessary indorsement).

            Section 15. As to the Assigned Agreements. (a) The Grantor will at its expense:

            (i) perform and observe in all material respects, all terms and provisions of the Assigned Agreements to be performed or observed by it, maintain the Assigned Agreements to which it is a party in full force and effect, enforce the Assigned Agreements to which it is a party in accordance with the terms thereof and take all such action to such end as may be requested from time to time by the Collateral Trustees; and

            (ii) furnish to the Collateral Trustees promptly upon receipt thereof copies of all written notices, requests and other documents received by the Grantor under or pursuant to the Assigned Agreements to which it is a party, and from time to time (A) furnish to the Collateral Trustees such information and reports regarding the Assigned Agreements and such other Collateral of the Grantor as the Collateral Trustees may reasonably request and (B) upon reasonable request of the Collateral Trustees make to each other party to any Assigned Agreement to which it is a party such demands and requests for information and reports or for action as the Grantor is entitled to make thereunder.

            (b) The Grantor hereby consents on its behalf and on behalf of its Subsidiaries to the assignment and pledge, for security purposes, to the Collateral Trustees for the ratable benefit of the Representatives and the Secured Holders of each Assigned Agreement to which it is a party.

            Section 16. Payments Under the Assigned Agreements. All moneys received or collected pursuant to any Assigned Agreement shall be (i) released to the Grantor so long as no

Actionable Default shall have occurred and be continuing or (ii) if any Actionable Default shall have occurred and be continuing, applied as provided in the Collateral Trust Agreement, subject to obtaining the approval of the applicable HMO Regulator or Insurance Regulator prior to the exercise by the Collateral Trustees of their foreclosure, voting, assignment or other rights with respect to any Assigned Agreements to which any HMO Subsidiary or Insurance Subsidiary is a party where such approval is required for the Collateral Trustees to exercise such rights under the applicable Governmental Rules.

            Section 17. Transfers and Other Liens; Additional Shares. (a) The Grantor agrees that it will not (i) sell, assign or otherwise dispose of, or grant any option with respect to, any of the Collateral, other than sales, assignments and other dispositions of Collateral, and options relating to Collateral, permitted under the terms of the Credit Agreement, or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral of the Grantor except for the pledge, assignment and security interest created under this Agreement and permitted under the terms of the Credit Agreement.

            (b) The Grantor agrees that it will (i) cause each issuer of the Pledged Shares pledged by the Grantor not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to the Grantor, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities.

            Section 18. Collateral Trustees May Perform. If the Grantor fails to perform any agreement contained herein, the Collateral Trustees may, as the Collateral Trustees deem necessary to protect the security interest granted hereunder in the Collateral or to protect the value thereof, but without any obligation to do so and without notice, itself perform, or cause performance of, such agreement, and the expenses of the Collateral Trustees incurred in connection therewith shall be payable by the Grantor under Section 20(b).

            Section 19. Remedies. If any Actionable Default shall have occurred and be continuing:

            (a) Subject to obtaining the approval of the applicable HMO Regulator or Insurance Regulator prior to the exercise by the Collateral Trustees of their foreclosure, voting, assignment or other rights with respect to any of the Pledged Shares or the Pledged Debt issued by any HMO Subsidiary or Insurance Subsidiary or any Assigned Agreement to which any HMO Subsidiary or Insurance Subsidiary is a party where such approval is required under the applicable Governmental Rules, the Collateral Trustees may with the consent of the Required Representatives, and shall at the request of the Required Representatives, exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the N.Y. Uniform Commercial Code (whether or not the N.Y. Uniform Commercial Code applies to the affected Collateral) and also may: (i) require the Grantor to, and the Grantor hereby agrees that it will at its expense and upon request of the Collateral Trustees forthwith, assemble all or part of the Collateral as directed by the Collateral Trustees and make it available to the Collateral Trustees at a place and time to be designated by the Collateral Trustees that is reasonably convenient to all parties; (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Trustees' offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Trustees may deem commercially reasonable; (iii) occupy any premises owned or leased by the Grantor where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to the Grantor in respect of such occupation; and (iv) exercise any and all rights and remedies of the Grantor under or in connection with the Assigned Agreements, the Receivables and the Related Contracts or otherwise in respect of the Collateral, including, without limitation, any and all rights of the Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, the Assigned Agreements, the Receivables and the Related Contracts. The Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Trustees shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Trustees may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

            (b) Any cash held by or on behalf of the Collateral Trustees and all cash proceeds received by or on behalf of the Collateral Trustees in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Collateral Trustees, be held by the Collateral Trustees as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Collateral Trustees pursuant to Section 20) in whole or in part by the Collateral Trustees for the ratable benefit of the Representatives and the Secured Holders against, all or any part of the Secured Obligations, in accordance with the terms of the Collateral Trust Agreement.

            (c) Subject to obtaining the approval of the applicable HMO Regulator or Insurance Regulator prior to the exercise by the Collateral Trustees of their foreclosure, assignment or other rights with respect to any Assigned Agreement to which any HMO Subsidiary or Insurance Subsidiary is a party where such approval is required under the applicable Governmental Rules, all payments received by the Grantor under or in connection with any Assigned Agreement or otherwise in respect of the Collateral shall be received in trust for the benefit of the Collateral Trustees, shall be segregated from other funds of the Grantor and shall be forthwith paid over to the Collateral Trustees in the same form as so received (with any necessary indorsement).

            (d) The Collateral Trustees may, without notice to the Grantor except as required by law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Secured Obligations against any funds held in the Grantor Shared Collateral Account or in any deposit account of the Grantor.

            (e) In the event of any sale or other disposition of any of the Intellectual Property Collateral of the Grantor, the goodwill of the business connected with and symbolized by any Trademarks subject to such sale or other disposition shall be included therein, and the Grantor shall supply to the Collateral Trustees or their designee the Grantor's know-how and expertise, and documents and things relating to any Intellectual Property Collateral subject to such sale or other disposition, and the Grantor's customer lists and other records and documents relating to such Intellectual Property Collateral and to the manufacture, distribution, advertising and sale of products and services of the Grantor.

            (f) If the Collateral Trustees shall determine to exercise their right to sell all or any of the Security Collateral of the Grantor pursuant to this Section 19, the Grantor agrees that, upon request of the Collateral Trustees, the Grantor will, at its own expense:

                  (i) execute and deliver, and cause each issuer of such
            Security Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Collateral Trustees, reasonably advisable to register such Security Collateral under the provisions of the Securities Act of 1933 (as amended from time to time, the "SECURITIES ACT"), to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished and to make all amendments and supplements thereto and to the related prospectus that, in the opinion of the Collateral Trustees, are necessary or reasonably advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

                  (ii) use commercially reasonable efforts to qualify the
            Security Collateral under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of such Security Collateral, as requested by the Collateral Trustees;

                  (iii) cause each such issuer of such Security Collateral,
            other than a third party issuer of Pledged Debt, to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act;

                  (iv) provide the Collateral Trustees with such other
            information and projections as may be necessary or, in the opinion of the Collateral Trustees, reasonably advisable to enable the Collateral Trustees to effect the sale of such Security Collateral; and

                  (v) do or cause to be done all such other acts and things as may be necessary to make such sale of such Security Collateral or any part thereof valid and binding and in compliance with applicable law.

            (g) The Collateral Trustees are authorized, in connection with any sale of the Security Collateral pursuant to this Section 19, to deliver or otherwise disclose to any prospective purchaser of the Security Collateral: (i) any registration statement or prospectus, and all supplements and amendments thereto, prepared pursuant to subsection (f)(i) above; (ii) any information and projections provided to it pursuant to subsection (f)(iv) above; and (iii) any other information in its possession relating to such Security Collateral.

            Section 20. Indemnity and Expenses. (a) The Grantor agrees to indemnify, defend and save and hold harmless the Collateral Trustees, each Representative and each Secured Holder and each of their Affiliates and their respective officers, directors, employees, agents and advisors (each, an "INDEMNIFIED PARTY") from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or resulting from this Agreement (including, without limitation, enforcement of this Agreement) or any of the Shared Collateral Documents, except to the extent such claim, damage, loss, liability or expense resulted from such Indemnified Party's gross negligence or willful misconduct.

            (b) The Grantor will upon demand pay to the Collateral Trustees the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of their counsel and of any experts and agents, that the Collateral Trustees may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral of the Grantor, (iii) the exercise or enforcement of any of the rights of the Collateral Trustees, the Representatives or the other Secured Holders hereunder or (iv) the failure by the Grantor to perform or observe any of the provisions hereof.

            Section 21. Amendments; Waivers; Etc. (a) No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Trustees, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Collateral Trustees, the Representatives or any other Secured Holder to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

            Section 22. Notices; Etc. All notices, demands, requests and other communications provided for hereunder shall be in writing (including telegraphic, telecopier or telex communication) and mailed, telegraphed, telecopied, telexed or delivered to, in the case of any Representative or the Collateral Trustees, addressed to each at their respective address specified in the Collateral Trust Agreement and, in the case of the Grantor, addressed to it at its address set forth opposite the Grantor's name on the signature pages hereto; or, as to any party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and other communications shall, when mailed, telegraphed, telecopied or telexed, be effective when deposited in the mails, delivered to the telegraph company, telecopied or confirmed by telex answerback, respectively, addressed as aforesaid; except that notices and other communications to the Collateral Trustees shall not be effective until received by the Collateral Trustees. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or any Schedule hereto shall be effective as delivery of an original executed counterpart thereof.

            Section 23. Continuing Security Interest; Assignments of Secured Indebtedness. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until all of the Collateral is released, and this Agreement is terminated, in accordance with
Section 8.02 of the Collateral Trust Agreement, (b) be binding upon the Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Collateral Trustees hereunder, to the benefit of the Collateral Trustees, the Representatives on behalf of themselves and on behalf of the Secured Holders, and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c):

            (i) any Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of the Advances owing to it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender in the Shared Collateral Documents or otherwise, in each case as provided in Section 9.07 of the Credit Agreement; and

            (ii) any Secured Holder of the 7% Notes may assign or otherwise transfer all or any portion of its rights and obligations under any 7% Note held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Holder in the Shared Collateral Documents or otherwise, in each case in accordance with the terms of the applicable 7% Note Agreements.

            Section 24. Release; Termination. All or any portion of the Collateral shall be released by the Collateral Trustees solely on the terms and subject to the conditions set forth in Article VIII of the Collateral Trust Agreement.

            Section 25. Security Interest Absolute. The obligations of the Grantor under this Agreement are independent of the Secured Obligations or any other obligations of any other Loan Party under or in respect of the Secured Agreements, and a separate action or actions may be brought and prosecuted against the Grantor to enforce this Agreement, irrespective of whether any action is brought against the Grantor or any other Loan Party or whether the Grantor or any other Loan Party is joined in any such action or actions. All rights of the Collateral Trustees, the Representatives and the other Secured Holders and the pledge, assignment and security interest hereunder and under the other Shared Collateral Documents, and all obligations of the Grantor hereunder and under the other Shared Collateral Documents, shall be irrevocable, absolute and unconditional irrespective of, and the Grantor hereby irrevocably waives (to the maximum extent permitted by applicable law) any defenses it may now have or may hereafter acquire in any way relating to, any or all of the circumstances described in Section 8.02 of the Credit Agreement or any other circumstance (including, without limitation, any statute of limitations or any existence of or reliance on any representation by the Collateral Trustees, any Representative or any Secured Holder) that might otherwise constitute a defense available to, or a discharge of, the Grantor. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of the Secured Obligations is rescinded or must otherwise be returned by the Collateral Trustees, any Representative or any Secured Holder upon the insolvency, bankruptcy or reorganization of the Grantor or otherwise, all as though such payment has not been made.

            Section 26. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

            Section 27. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

            IN WITNESS WHEREOF, the Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.



                                                   PACIFICARE HEALTH PLAN
                                                   ADMINISTRATORS, INC.
                                                   an Indiana corporation

                                                   By /s/ Gregory W. Scott
                                                      --------------------------
                                                      Title: Chief Financial
                                                             Officer

Address for Notices:
-------------------

3120 Lake Center Drive
Santa Ana, California 92704

                                                                EXHIBIT A TO THE
                                                              SECURITY AGREEMENT

                          FORM OF CONSENT AND AGREEMENT

            The undersigned hereby (a) acknowledges notice of, and consents to the terms and provisions of, the Shared Collateral Security Agreement dated August 17, 2001 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT", the terms defined therein being used herein as therein defined) from ____________________, (the "GRANTOR") to the Wilmington Trust Company, not in its individual capacity but solely as corporate trustee (the "CORPORATE TRUSTEE") and David A. Vanaskey, not in his individual capacity but solely as individual trustee (the "INDIVIDUAL TRUSTEE"; and, together with the Corporate Trustee, the "COLLATERAL TRUSTEES"), the foregoing trustees being trustees for the Representatives and the Secured Holders referred to therein, (b) consents in all respects to the pledge and assignment to the Collateral Trustees of all of the Grantor's right, title and interest in, to and under the Assigned Agreement (as defined below) pursuant to the Security Agreement, (c) acknowledges that the Grantor has provided it with notice of the right of the Collateral Trustees in the exercise of its rights and remedies under the Security Agreement and the Collateral Trust Agreement to make all demands, give all notices, take all actions and exercise all rights of the Grantor under the Assigned Agreement, and (d) agrees with the Collateral Trustees that:

            (i) All payments made in respect of the paragraph above shall be made by the undersigned irrespective of, and without deduction for, any counterclaim, defense, recoupment or set-off and shall be final, and the undersigned will not seek to recover from the Collateral Trustees, any Representative or any Secured Holder for any reason any such payment once made.

            (ii) The Collateral Trustees or their designee shall be entitled to exercise any and all rights and remedies of the Grantor under the Assigned Agreement in accordance with the terms of the Security Agreement, and the undersigned shall comply in all respects with such exercise.

            (iii) In the event of a default by the Grantor in the performance of any of its obligations under the Assigned Agreement, or upon the occurrence or non-occurrence of any event or condition under the Assigned Agreement which would immediately or with the passage of any applicable grace period or the giving of notice, or both, enable the undersigned to terminate or suspend its obligations under the Assigned Agreement, the undersigned shall not terminate the Assigned Agreement until it first gives written notice thereof to the Collateral Trustees and permits the Grantor and the Collateral Trustees the period of time afforded to the Grantor under the Assigned Agreement to cure such default.

            (iv) The undersigned shall deliver to the Collateral Trustees, concurrently with the delivery thereof to the Grantor, a copy of each notice, request or demand given by the undersigned pursuant to the Assigned Agreement.

            (v) Except as specifically provided in this Consent and Agreement, none of the Collateral Trustees, the Representatives nor any Secured Holder shall have any liability or obligation under the Assigned Agreement as a result of this Consent and Agreement, the Security Agreement or otherwise.

            This Consent and Agreement shall be binding upon the undersigned and its successors and assigns, and shall inure, together with the rights and remedies of the Collateral Trustees hereunder, to the benefit of the Collateral Trustees, the Representatives, on behalf of themselves and on behalf of the Secured Holders and their successors, transferees and assigns. This Consent and Agreement shall be governed by and construed in accordance with the laws of the State of New York.

            IN WITNESS WHEREOF, the undersigned has duly executed this Consent and Agreement as of the date set opposite its name below.


Dated:  _______________, ____                      [NAME OF OBLIGOR]


                                                   By___________________________
                                                      Title:

                                                                EXHIBIT B TO THE
                                                              SECURITY AGREEMENT


                FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT

            This INTELLECTUAL PROPERTY SECURITY AGREEMENT (as amended, amended and restated, supplemented or otherwise modified from time to time, the "IP SECURITY AGREEMENT") dated August 17, 2001, is made by the Persons listed on the signature pages hereof (collectively, the "GRANTORS") in favor of the Wilmington Trust Company, not in its individual capacity but solely as corporate trustee (the "CORPORATE TRUSTEE") and David A. Vanaskey, not in his individual capacity but solely as individual trustee (the "INDIVIDUAL TRUSTEE"; and, together with the Corporate Trustee, the "COLLATERAL TRUSTEES"), the foregoing trustees being trustees for the Representatives and the Secured Holders.

            WHEREAS, PacifiCare Health Systems, Inc., a Delaware corporation (the "BORROWER") has entered into an Amended and Restated Credit Agreement dated as of August 17, 2001 (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"; terms defined therein and not otherwise defined herein shall have the meanings specified therein) with the banks and other financial institutions party thereto (the "LENDERS"), Banc of America Securities LLC ("BANC OF AMERICA SECURITIES"), as co-lead arranger, and Bank of America, N.A., as Administrative Agent (together with any successor administrative agent appointed pursuant to Article VII of the Credit Agreement, the "ADMINISTRATIVE AGENT") for the Lenders thereunder. It is a condition precedent to the effectiveness of the Credit Agreement that the Grantor shall have granted to the Collateral Trustees the pledge and assignment of, and the lien and security interest in, certain property and assets of the Grantor pursuant to the Shared Collateral Documents.

            WHEREAS, the Grantor has issued 7% Senior Notes due 2003 (as amended, supplemented or otherwise modified and in effect on the date hereof and as the same may hereafter be further amended, modified, extended, renewed, replaced, restated or supplemented from time to time pursuant to the terms thereof, the "7% NOTES") pursuant to that certain Indenture dated as of September 22, 1993 (as amended, supplemented or otherwise modified and in effect on the date hereof and as the same may be further amended, modified, extended, renewed, replaced, restated or supplemented from time to time pursuant to the terms thereof, the "7% NOTES INDENTURE", together with the 7% Notes, the "EXISTING INDEBTEDNESS AGREEMENTS").

            WHEREAS, pursuant to the 7% Notes Indenture, the Grantor has agreed not to incur, and not to permit certain of its Subsidiaries to incur, certain Liens (as therein defined) upon any of its property or assets to secure certain Indebtedness (as therein defined) without making effective provision whereby the obligations under the Existing Indebtedness Agreements shall be secured equally and ratably with the Indebtedness secured by such Liens for so long as such Indebtedness shall be so secured.

            WHEREAS, the Collateral Trustees have agreed, pursuant to the terms of the Collateral Trust Agreement, to accept the pledge and assignment, and the grant of a security interest, under this Agreement as security for the Secured Obligations.

            WHEREAS, as a condition precedent to the making of Advances and the issuance of Letters of Credit by the Lender Parties under the Credit Agreement from time to time, the Grantor has executed and delivered that certain Shared Collateral Security Agreement dated August 17, 2001 made by the Grantor to the Collateral Trustees (as amended, amended and restated, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT").

            WHEREAS, under the terms of the Security Agreement, the Grantor has granted a security interest in, among other property, certain intellectual property of the Grantor to the Collateral Trustees for their benefit and in trust for the ratable benefit of the Representatives and the Secured Holders, and have agreed as a condition thereof to execute this IP Security Agreement covering such intellectual property for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities.

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees as follows:

            SECTION 1. Grant of Security. The Grantor hereby grants to the Collateral Trustees for their benefit and in trust for the ratable benefit of the Representatives and the Secured Holders a security interest in and to all of the Grantor's right, title and interest in and to the following (the "COLLATERAL"):

                  (i) the United States, international, and foreign patents, patent applications and patent licenses set forth in Schedule A hereto (as such Schedule A may be supplemented from time to time by supplements to the Security Agreement and this IP Security Agreement, each such supplement being in substantially the form of Exhibit C to the Security Agreement (an "IP SECURITY AGREEMENT SUPPLEMENT"), executed and delivered by the Grantor to the Collateral Trustees from time to time), together with all reissues, divisions, continuations, continuations-in-part, extensions and reexaminations thereof, and all rights therein provided by international treaties or conventions (the "PATENTS");

                  (ii) the United States and foreign trademark and service mark registrations, applications, and licenses set forth in Schedule B hereto (as such Schedule B may be supplemented from time to time by IP Security Agreement Supplements executed and delivered by the Grantor to the Collateral Trustees from time to time) (the "TRADEMARKS");

                  (iii) the copyrights, United States and foreign copyright
            registrations and applications and copyright licenses set forth in Schedule C hereto (as such Schedule C may be supplemented from time to time by IP Security Agreement Supplements executed and delivered by the Grantor to the Collateral Trustees from time to time) (the "COPYRIGHTS");

                  (iv) any and all claims for damages for past, present and
            future infringement, misappropriation or breach with respect to the Patents, Trademarks and Copyrights, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

                  (v) any and all proceeds of the foregoing.

            SECTION 2. Security for Obligations. The pledge and assignment of, and the grant of a security interest in, the Collateral by the Grantor under this IP Security Agreement secures the payment of all Secured Obligations (as such term is defined in the Collateral Trust Agreement) of the Grantor.

            SECTION 3. Recordation. The Grantor authorizes and requests that the Register of Copyrights, the Commissioner of Patents and Trademarks and any other applicable government officer record this IP Security Agreement.

            SECTION 4. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            SECTION 5. Grants, Rights and Remedies. This IP Security Agreement has been entered into in conjunction with the provisions of the Security Agreement. The Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Collateral Trustees with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.

            SECTION 6. Governing Law. This IP Security Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

            IN WITNESS WHEREOF, the Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                                   PACIFICARE HEALTH PLAN
                                                   ADMINISTRATORS, INC.


                                                   By___________________________
                                                      Name:
                                                      Title:


                                                   Address for Notices:
                                                   3120 Lake Center Drive
                                                   Santa Ana, California 92704

                                                                EXHIBIT C TO THE
                                                              SECURITY AGREEMENT


           FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT SUPPLEMENT

            This INTELLECTUAL PROPERTY SECURITY AGREEMENT SUPPLEMENT (this "IP SECURITY AGREEMENT SUPPLEMENT") dated ________, ____, is made by the Person listed on the signature page hereof (the "GRANTOR") in favor of the Wilmington Trust Company, not in its individual capacity but solely as corporate trustee (the "CORPORATE TRUSTEE") and David A. Vanaskey, not in his individual capacity but solely as individual trustee (the "INDIVIDUAL TRUSTEE"; and, together with the Corporate Trustee, the "COLLATERAL TRUSTEES"), the foregoing trustees being trustees for the Representatives and the Secured Holders.

            WHEREAS, PacifiCare Health Systems, Inc., a Delaware corporation (the "BORROWER") has entered into an Amended and Restated Credit Agreement dated as of August 17, 2001 (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"; terms defined therein and not otherwise defined herein shall have the meanings specified therein) with the banks and other financial institutions party thereto (the "LENDERS"), Banc of America Securities LLC ("BANC OF AMERICA SECURITIES"), as co-lead arranger, and Bank of America, N.A., as Administrative Agent (together with any successor administrative agent appointed pursuant to Article VII of the Credit Agreement, the "ADMINISTRATIVE AGENT") for the Lenders thereunder. It is a condition precedent to the effectiveness of the Credit Agreement that the Grantor shall have granted to the Collateral Trustees the pledge and assignment of, and the lien and security interest in, certain property and assets of the Grantor pursuant to the Shared Collateral Documents.

            WHEREAS, the Grantor has issued 7% Senior Notes due 2003 (as amended, supplemented or otherwise modified and in effect on the date hereof and as the same may hereafter be further amended, modified, extended, renewed, replaced, restated or supplemented from time to time pursuant to the terms thereof, the "7% NOTES") issued pursuant to that certain Indenture dated as of September 22, 1993 (as amended, supplemented or otherwise modified and in effect on the date hereof and as the same may be further amended, modified, extended, renewed, replaced, restated or supplemented from time to time pursuant to the terms thereof, the "7% NOTES INDENTURE", together with the 7% Notes, the "EXISTING INDEBTEDNESS AGREEMENTS").

            WHEREAS, pursuant to the 7% Notes Indenture, the Grantor has agreed not to incur, and not to permit certain of its Subsidiaries to incur, certain Liens (as therein defined) upon any of its property or assets to secure certain Indebtedness (as therein defined) without making effective provision whereby the obligations under the Existing Indebtedness Agreements shall be secured equally and ratably with the Indebtedness secured by such Liens for so long as such Indebtedness shall be so secured.

            WHEREAS, the Collateral Trustees have agreed, pursuant to the terms of the Collateral Trust Agreement, to accept the pledge and assignment, and the grant of a security interest, under this Agreement as security for the Secured Obligations.

            WHEREAS, pursuant to the Credit Agreement, the Grantor and certain other Persons have executed and delivered that certain Shared Collateral Security Agreement dated August 17, 2001 made by the Grantor and such other Persons to the Collateral Trustees (as amended, amended and restated, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT"). To create a short form version of the Security Agreement covering certain intellectual property of the Grantor and such other Persons for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities, the Grantor and such other Persons have executed and delivered that certain Intellectual Property Security Agreement made by the Grantor and such other Persons to the Collateral Trustees dated August 17, 2001 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "IP SECURITY AGREEMENT").

            WHEREAS, under the terms of the Security Agreement and the IP Security Agreement, the Grantor has granted a security interest in the Additional Collateral (as defined in Section 1 below) of the Grantor to the Collateral Trustees for their benefit and in trust for the ratable benefit of the Representatives and the Secured Holders and has agreed as a condition thereof to execute this IP Security Agreement Supplement for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities.

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees as follows:

            SECTION 1. Confirmation of Grant of Security. The Grantor hereby acknowledges and confirms the grant of a security interest to the Collateral Trustees for their benefit and in trust for the ratable benefit of the Representatives and the Secured Holders under the Security Agreement and the IP Security Agreement in and to all of the Grantor's right, title and interest in and to the following (the "ADDITIONAL COLLATERAL"):

                  (i) The United States, international, and foreign patents, patent applications, and patent licenses set forth in Schedule A hereto, together with all reissues, divisions, continuations, continuations-in-part, extensions and reexaminations thereof, and all rights therein provided by international treaties or conventions (the "PATENTS");

                  (ii) The United States and foreign trademark and service mark registrations, applications, and licenses set forth in Schedule B hereto (the "TRADEMARKS");

                  (iii) The copyrights, United States and foreign copyright
            registrations and applications and copyright licenses set forth in Schedule C hereto (the "COPYRIGHTS");

                  (iv) any and all claims for damages for past, present and
            future infringement, misappropriation or breach with respect to the Patents, Trademarks and Copyrights, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

                  (v) any and all proceeds of the foregoing.

            SECTION 2. Supplement to Security Agreement and IP Security Agreement. Schedule V to the Security Agreement and Schedules A, B and C to the IP Security Agreement are each, effective as of the date hereof, hereby supplemented to add to such Schedules the Additional Collateral.

            SECTION 3. Recordation. The Grantor authorizes and requests that the Register of Copyrights, the Commissioner of Patents and Trademarks and any other applicable government officer to record this IP Security Agreement Supplement.

            SECTION 4. Governing Law. This IP Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

            IN WITNESS WHEREOF, the Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                                   [NAME OF GRANTOR]


                                                   By___________________________
                                                      Name:
                                                      Title:


                                                   Address for Notices:
                                                   _____________________________
                                                   _____________________________
                                                   _____________________________